SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 1999


                          FULLNET COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


      Oklahoma                         000-27031                 73-1473361
      --------                         ---------                 ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 incorporation)                                              Identification No.)




                 200 N. Harvey, Suite 1704
                 Oklahoma City, Oklahoma                          73102
         (Address of principal executive offices)              (Zip Code)


                                 (405) 232-0958
                  (Registrant's telephone, including area code)

Item 5.  Other Events.
------   ------------

         On November 23, 1999, Registrant mailed a letter (the "Letter") to all shareholders regarding the quarterly report for the period ending September 30, 1999 and developments of Registrant's business.

         A copy of the Letter is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(c)      Exhibits.

         The following documents are filed as part of this Report:

         99.1. Letter mailed by the Registrant to all shareholders on November 23, 1999.











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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FULLNET COMMUNICATIONS, INC.

                                                     (Registrant)



Date:          November 30, 1999           By: /s/ Timothy J. Kilkenny
                                           -------------------------------------
                                           Timothy J. Kilkenny,
                                           President and Chief Executive Officer









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





                                INDEX TO EXHIBITS
                                                                    Appears at
                                                                    Sequentially
Exhibit                                                             Numbered
Number        Description                                           Page
-------       -----------                                           ------------
 99.1   Letter mailed by the Registrant to all shareholders on
        November 23, 1999.                                              5




















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